





APPLE HOSPITALITY REIT

Investor Presentation

November 2016 • NYSE:APLE







APPLE HOSPITALITY REIT

FORWARD-LOOKING STATEMENTS

Certain statements made in this presentation are forward-looking statements. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would," "outlook," "strategy" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events on changes to future operating results, unless required to do so by law. Factors that might cause such differences include, but are not limited to, the ability of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE") to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate recent and pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality's business, assets or classification as a real estate investment trust or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission ("SEC"). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.

Cover photos: Hilton Garden Inn, Sacramento, CA; Hilton Garden Inn, Denver, CO; Home2 Suites, Atlanta, GA; Courtyard, Richmond, VA; Homewood Suites, Chattanooga, TN; Fairfield Inn & Suites, Orlando, FL

APPLE HOSPITALITY REIT

COMPANY PROFILE


SpringHill Suites, Burbank, CA

33 States

96 MSAs

236 Hotels

30,299 Guestrooms

4 yrs. Average Effective Age

3.0x Net Debt/Adjusted EBITDA

$4.1 Billion Equity Market Cap

Note: Statistics as of September 30, 2016. Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand as of September 30, 2016 and trailing twelve month Comparable Hotels Adjusted Hotel EBITDA less actual combined General and Administrative expense of Apple Hospitality and Apple REIT Ten, Inc. for the period. Equity market cap based on September 30, 2016 closing price.

APPLE HOSPITALITY REIT

HIGH QUALITY PORTFOLIO


HOME2

HOME2 SUITES
Atlanta, GA
128 Keys


HOMEWOOD SUITES

HOMEWOOD SUITES
Omaha, NE
123 Keys


Residence Inn

RESIDENCE INN
Tustin, CA
149 Keys


COURTYARD
Marriott

COURTYARD
Kirkland, WA
150 Keys

APPLE HOSPITALITY REIT

EQUITY MARKET CAPITALIZATION ($ millions)


Upscale
Upper Upscale
Apple Hospitality
$11,492
$4,135
$2,769
$2,699
$2,614
$1,913
$1,828
$1,629
$1,149
$886
$755
$738
$566
HST
APLE(1)
SHO
LHO
RLJ
PEB
DRH
XHR
INN
FCH
HT
CLDT
AHT

Largest select service public lodging REIT with a sharp focus on upscale hotels

Source: SNL Financial as of September 30, 2016.
(1) Apple Hospitality based on APLE's closing share price of $18.51 and outstanding common shares at September 30, 2016, including shares issued in conjunction with the merger with Apple REIT Ten.

APPLE HOSPITALITY REIT

ACQUIRED HIGHLY COMPLEMENTARY APPLE REIT TEN PORTFOLIO 9/1/16


Fairfield Inn & Suites, Tustin, CA


Hampton Inn & Suites, Colorado Springs, CO


Homewood Suites, Cape Canaveral, FL


Hilton Garden Inn, Denver, CO


Residence Inn, San Juan Capistrano, CA


Courtyard, Franklin, TN

- Strengthens position as the largest upscale select service focused lodging REIT
- Further diversifies broad geographically diversified portfolio
- Significant growth while maintaining an upscale select service portfolio with continued exclusive focus on Marriott® and Hilton® brands and a well maintained portfolio with an average effective age of 4 years since opening or last renovated
- Maintains consistent low leverage strategy
- Potential cost of capital advantages through increased access to public debt and equity
- Cost effective issuance of stock resulting in an approximate 28% increase in equity market capitalization

APPLE HOSPITALITY REIT

MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

- Average executive tenure with the Apple REIT Companies is more than 14 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed $650 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Completed $1.3 billion Apple REIT Ten merger
- Representation on 7 Marriott® & Hilton® brand advisory boards, numerous brand advisory committees and leadership role in AH&LA

APPLE HOSPITALITY REIT

PROVEN INVESTMENT STRATEGY



Concentrate on Upscale, rooms focused product



Pursue broad geographic diversification

HILTON WORLDWIDE

MARRIOTT

Partner with the best brands in that category



Hire brand leading operators and enhance performance through benchmarking and asset management



Strategically reinvest in assets to establish and maintain competitive advantage

3.0x[1]

Maintain a strong, flexible balance sheet

(1) Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand as of September 30, 2016 and trailing twelve month Comparable Hotels Adjusted Hotel EBITDA less actual combined General and Administrative expense of Apple Hospitality and Apple REIT Ten for the period.

APPLE HOSPITALITY REIT

WHY ROOMS FOCUSED PRODUCT?

Strong Consumer Demand & Broad Appeal + Simple, Efficient Operating Model = High Margins with Lower Volatility

With more than 28,000 select service and extended stay hotel rooms, Apple Hospitality is one of the largest owners of select service and extended stay hotel rooms in the industry.

EFFICIENT HOTEL OPERATIONS

YTD 9/30/16 Hotel EBITDA Margin and RevPAR Comparison


Upscale
Upper Upscale
Apple Hospitality
43%
39%
39%
36%
36%
36%
34%
34%
33%
32%
31%
31%
28%
$136
$106
$115
$135
$166
$217
$123
$208
$152
$181
$166
$155
$179
CLDT
APLE [1]
INN
RLJ
HT
PEB
AHT
LHO
XHR
DRH
SHO
FCH
HST
RevPAR

Higher operating margins provide a more stable cash flow stream

Source: Public company filings as of September 30, 2016.
(1) Refer to appendix for reconciliation to net income.

APPLE HOSPITALITY REIT

GEOGRAPHIC DIVERSITY


3%
4%
11%
3%
4%
3%
3%
6%
5%
3%
4%
Apple Hospitality REIT owns a property in this market
Apple Hospitality REIT owns more than one property in this market

Adjusted Hotel EBITDA contribution by market type


Urban
23%
Suburban
59%
Airport
6%
Interstate
2%
Resort
5%
Small Metro
5%

Disciplined strategy of investing in urban, high end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Highlighted MSAs represent largest MSAs in Apple Hospitality's portfolio, based on Comparable Hotels Adjusted Hotel EBITDA contribution for the nine months ended September 30, 2016.
Comparable Hotels Adjusted Hotel EBITDA contribution by market type based on the nine months ended September 30, 2016.

CONCENTRATED BRAND OWNERSHIP

Ranked among top five largest owners for both Hilton® and Marriott®

HILTON WORLDWIDE

50%(1)


HOMEWOOD SUITES BY HILTON
HOME2
Hilton Garden Inn
Hilton HOTELS & RESORTS
Hampton by HILTON
EMBASSY SUITES by HILTON
SPRINGHILL SUITES MARRIOTT
TOWNEPLACE SUITES MARRIOTT
Residence Inn Marriott
RENAISSANCE HOTELS
MARRIOTT
FAIRFIELD INN & SUITES Marriott
COURTYARD Marriott
Upscale
Upper Midscale
Upper Upscale

MARRIOTT

50%(1)

(1) Statistics are based on the number of guestrooms owned by Apple Hospitality as of September 30, 2016.

APPLE HOSPITALITY REIT

WHY MARRIOTT® & HILTON ®?

RevPAR Premiums

select service brands outperform comparable hotels across North America

Institutional Brands

foster strong resale market, financing flexibility and investor confidence

Global Distribution

more than 10,000 hotels worldwide with locations in approximately 100 countries and territories creates strong consumer awareness

Premier System Standards

drive consistent quality, award winning service, innovative design, and modern amenities

MARRIOTT

HILTON WORLDWIDE

Effective Brand Segmentation

wide array of hospitality choices with variety of brands that appeal to broad range of travelers

Brand Channels Deliver Guests

approximately 60% of all North American bookings come directly from brand channels

HILTON HHONORS

Marriott REWARDS

Strong Loyalty Programs

more than 140 million members combined account for approximately 50% of North American room nights

Apple Hospitality's hotels benefit from industry leading brand affiliation

Source: Marriott and Hilton.

APPLE HOSPITALITY REIT

BENEFITS OF CONCENTRATED BRAND STRATEGY

Focus	Exclusive ownership of Hilton® & Marriott® branded hotels has yielded expertise and influence with brands
Expertise	One of the largest owners of Hilton® & Marriott® Upscale hotels
Influence	Unparalleled representation on Brand Advisory Boards with management serving on 7 boards

APPLE HOSPITALITY REIT

HISTORY OF APPLE REIT BRAND OWNERSHIP

	Total Hotels Owned[1]	Current Hotel Ownership[2]
Embassy Suites by Hilton®	2	2
Hampton Inn by Hilton® and Hampton Inn & Suites by Hilton®	52	36
Hilton®	1	1
Hilton Garden Inn®	58	41
Home2 Suites by Hilton®	6	6
Homewood Suites by Hilton®	62	34
Courtyard by Marriott®	62	39
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	20	11
Marriott® Hotels	7	4
Renaissance® Hotels	1	1
Residence Inn by Marriott®	102	32
SpringHill Suites by Marriott®	26	17
TownePlace Suites by Marriott®	21	12
Total	**420**	**236**

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality as of September 30, 2016.

HIGH QUALITY OPERATORS

100%	portfolio operated by 3rd party property managers
93%(1)	of 3rd party property management contracts are independent of brand management
22	award winning operating companies provide a platform for comparative analytics and shared best practices
23%(2)	average of operators' portfolios represented by Apple Hospitality

Scale within our management companies' portfolios provides for substantial influence

(1) Based on hotels owned by Apple Hospitality as of September 30, 2016.
(2) Calculated based on number of hotels owned by Apple Hospitality as of September 30, 2016 and excludes brand management representation percentages.

APPLE HOSPITALITY REIT

MANAGEMENT CONTRACT TRANSFORMATION

Original Structure

Base Management Fee
Typically 3% of Revenues

+

Incentive Management Fee
% of Operating Profit if > Owner's Priority

Owner's Priority defined at acquisition as a fixed rate of return based on purchase price.

Specific market dynamics impact ability to achieve and may yield payouts based on market versus management company efforts.

New Structure

Variable Management Fee
2.5% - 3.5% of Revenues

Sliding scale tied to hotel specific balanced scorecard goals/performance compared to other participating hotels.

Balanced Scorecard Metrics

- Gross operating profit vs budget
- STR, Inc. market index targets
- Brand and Trip Advisor guest satisfaction scores
- Flow-through targets
- Forecast accuracy

Better aligns owner and manager to maximize performance in all market environments.

Maintained flexibility with over 70% of our management contracts converted to the new structure and terminable within one year or upon sale.

WELL MAINTAINED PORTFOLIO

Quality Portfolio with Average Effective Age of 4 Years...[1]


9+ Years
1%
7-8 Years
15%
0-6 Years
84%

Years since built or last renovated

...the Result of Consistent Reinvestment...


$115
$139
$181
$239
$313
$385
$450
2010
2011
2012
2013
2014
2015
2016
Forecast
Cumulative CapEx ($ in millions)

...Leads to Traveler Satisfaction Outperformance.



4.33 out of 5.00 weighted average Trip Advisor rating[2]

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

Note: Statistics based on hotels owned as of September 30, 2016 by the Company and represent periods of ownership by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten.
(1) Average Effective Age calculated as of September 30, 2016 and represents years since hotels were built or last renovated.
(2) Apple Hospitality property Trip Advisor ratings as of September 30, 2016.

APPLE HOSPITALITY REIT

APPLE REIT TEN MERGER OVERVIEW (As of Closing Date 9/1/16)

	APPLE HOSPITALITY REIT	Apple REIT Ten	Pro Forma Combined Company[4]
Enterprise Value[1]	$4.4 billion	$1.3 billion	$5.7 billion
Equity Market Cap[1]	$3.4 billion	$1.0 billion	$4.4 billion
Hotels	180	56	236
Guestrooms	23,089	7,209	30,298
Average Effective Age[2]	4 years	3 years	4 years
Number of States	32	17	33
Brands[3]	54% Marriott 46% Hilton	37% Marriott 63% Hilton	50% Marriott 50% Hilton

(1) Reflects APLE closing price on August 31, 2016 of $19.62 and merger consideration.
(2) Years since built or renovated.
(3) Based on number of guestrooms.
(4) Information provided for the Pro Forma Combined Company reflects the total of each of Apple Hospitality and Apple REIT Ten for the particular metric referenced and for the period or point in time referenced. No adjustments have been made for any anticipated changes in the combined companies except to reflect the consideration in the transaction and anticipated closing costs.

APPLE HOSPITALITY REIT

FLEXIBLE BALANCE SHEET

Debt Composition(1)


Revolver
22%
Property Debt
35%
Term Loan
43%
UNENCUMBERED PORTFOLIO
202 Hotels
25,741 Keys

DEBT MATURITY SCHEDULE(1)(2) ($ in millions)


Hotels: 5
Keys: 519
Rate: 5.8%
Hotels: 3
Keys: 322
Rate: 5.9%
Hotels: 2
Keys: 180
Rate: 4.8%
Revolver
Rate: 2.1%
Hotels: 1
Keys: 130
Rate 4.1%
Term loan
Rate: 2.8%(3)
Hotels: 3
Keys: 351
Rate 6.3%
Term loan
Rate: 2.5%(3)
Hotels: 20
Keys: 3,056
Rate: 4.5%
Term loan
Rate: 3.1%(3)
$48
$29
$22
$302
$16
$425
$37
$50
$322
$100
2016
2017
2018
2019
2020
2021
2022
and after

Low debt and staggered maturities facilitate agile balance sheet strategy

(1) Based on outstanding balance as of September 30, 2016, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs.
(2) Excludes yearly amortization.
(3) Interest rate includes effect of interest rate swaps and LIBOR rate at September 30, 2016.

APPLE HOSPITALITY REIT

POSITIVE INDUSTRY FUNDAMENTALS

US Hotel Forecast
% Change vs. Prior Year

	2016			2017		
	STR	CBRE	PwC	STR	CBRE	PwC
Supply	1.6%	1.6%	1.7%	2.0%	2.0%	1.9%
Demand	1.6%	1.7%	1.4%	1.6%	1.8%	1.5%
RevPAR	3.2%	3.6%	3.1%	2.8%	3.9%	2.9%

Source: Smith Travel Research (STR) August 2016; CBRE Hotel Horizons September – November 2016 Edition; PwC Hospitality Directions US August 2016

APPLE HOSPITALITY REIT

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except statistical data)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2016	2015	% CHANGE	2016	2015	% CHANGE
RevPAR	$107.97	$106.37	1.5%	$105.96	$102.86	3.0%
Revenue	$325,876	$316,070	3.1%	$949,762	$910,525	4.3%
Adjusted Hotel EBITDA	$125,692	$126,295	(0.5%)	$371,271	$357,070	4.0%
Adjusted Hotel EBITDA Margins	38.6%	40.0%	(140 bps)	39.1%	39.2%	(10 bps)

Note: Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Refer to appendix for reconciliation to net income.

APPLE HOSPITALITY REIT

2016 GUIDANCE



Residence Inn, San Juan Capistrano, CA

	CURRENT OUTLOOK	
	Low	High
Comparable Hotels RevPAR Growth[1]	2.0%	4.0%
Adjusted EBITDA[2]	$370 million	$390 million

Note: The Company's achievement of the current outlook is subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission. The Company's guidance is based on management's current view of both operating and economic fundamentals of the Company's existing portfolio of hotels and does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions.

(1) Includes Apple REIT Ten as if acquired 1/1/15
(2) Includes Apple REIT Ten for the period of 9/1/16 – 12/31/16

CORPORATE GOVERNANCE ALIGNS WITH SHAREHOLDERS

- Audit, Compensation and Corporate Governance Committees are independent.
- Regular executive sessions of independent directors.
- Required resignation of an incumbent director not receiving majority of votes cast in election.
- 80% of executive target compensation is incentive based.
- Required share ownership of:
  - 5 times salary for CEO
  - 3 times salary for other executive officers, and
  - 2 times cash compensation for directors.

Board of Directors with Effective Experience

Glade M. Knight – Executive Chairman
Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE:TCR

Justin G. Knight – Director
President & Chief Executive Officer, Apple Hospitality REIT

Glenn W. Bunting– Director
President, GB Corporation

Jon A. Fosheim– Director
Co-founder, Green Street Advisors

Bruce H. Matson– Director
Chief Legal Officer, LeClairRyan

Daryl A. Nickel– Director
Former Executive Vice President Lodging Development, Marriott® International

L. Hugh Redd– Director
Former Chief Financial Officer, General Dynamics

APPLE HOSPITALITY REIT

INVESTMENT SUMMARY

Focused on Performance

- Management team with extensive transaction and operations experience
- Strong regional and national operators
- Analytical approach to drive property level results
- Scale to negotiate attractive national contracts

Structured to Reduce Risk

- Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs
- Focused on Upscale category where simple operations yield high margins
- Broad geographic diversification reduces portfolio volatility
- Well maintained portfolio with average effective age of 4 years
- Low debt provides security through cycles

Poised for Growth

- Continued growth in US economy
- Occupancy above prior peak in many markets
- Rate growth driving margin expansion
- Balance sheet strength enables management to pursue accretive transactions

Management is focused on generating strong risk adjusted returns over time

APPLE HOSPITALITY REIT

APPENDIX



Homewood Suites, Cape Canaveral, Fl

COMPANY OVERVIEW

ENTITY	Apple Hospitality REIT, Inc.
EXCHANGE: TICKER	NYSE: APLE
DIVIDEND YIELD at 9/30/2016	6.5% yield, annual rate of $1.20 per share, paid monthly
AVERAGE TRADING VOLUME (1/1/16 - 9/30/16)	757,000 shares per day
EQUITY MARKET CAP (9/30/2016)	$4.1 Billion
NET DEBT (9/30/2016)	$1.3 Billion
TOTAL CAPITALIZATION (9/30/2016)	$5.5 Billion
REAL ESTATE PORTFOLIO (9/30/2016)	236 hotels, exclusively Marriott® and Hilton® brands
GEOGRAPHIC DIVERSIFICATION	33 states, 96 MSAs
2015 REVENUE(1)	$1.2 Billion
2016 ADJUSTED HOTEL EBITDA MARGIN COMPARABLE HOTELS(2)	39.1%
2015 CAPEX(1)	$72 Million
MANAGEMENT TEAM	14 years average industry experience
EXECUTIVE TARGET COMPENSATION STRUCTURE	80% executive target compensation incentive based

(1) Proforma including Apple REIT Ten, Inc., merger closed 9/1/2016.
(2) See following pages for reconciliation to net income year to date 9/30/16.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2016 (Unaudited)		December 31, 2015	
Assets				
Investment in real estate, net of accumulated depreciation of $526,973 and $423,057, respectively	$	4,894,216	$	3,641,767
Restricted cash-furniture, fixtures and other escrows		31,953		22,651
Due from third party managers, net		50,973		24,743
Other assets, net		41,551		33,614
Total Assets	$	5,018,693	$	3,722,775
Liabilities				
Revolving credit facility	$	302,100	$	114,800
Term loans		570,670		421,444
Mortgage debt		476,405		461,859
Accounts payable and other liabilities		133,119		77,614
Total Liabilities		1,482,294		1,075,717
Shareholders' Equity				
Preferred stock, authorized 30,000,000 shares; none issued and outstanding		-		-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 223,406,001 and 174,368,340 shares, respectively		4,461,589		3,500,584
Accumulated other comprehensive loss		(9,991)		(2,057)
Distributions greater than net income		(915,199)		(851,469)
Total Shareholders' Equity		3,536,399		2,647,058
Total Liabilities and Shareholders' Equity	$	5,018,693	$	3,722,775

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(in thousands, except per share data) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2016	2015	2016	2015
Revenues:				
Room	$ 255,269	$ 221,978	$ 698,759	$ 628,982
Other	21,202	18,577	59,835	56,299
Total revenue	276,471	240,555	758,594	685,281
Expenses:				
Operating	69,082	59,024	187,370	170,781
Hotel administrative	20,866	17,684	57,921	52,248
Sales and marketing	21,329	18,524	59,244	53,502
Utilities	10,543	9,505	25,862	25,222
Repair and maintenance	10,478	9,245	29,167	27,771
Franchise fees	11,834	10,360	32,212	29,069
Management fees	9,205	8,491	26,189	24,081
Property taxes, insurance and other	14,787	10,450	40,315	33,727
Ground lease	2,615	2,496	7,587	7,504
General and administrative	2,623	5,175	12,511	14,421
Transaction costs	36,452	842	37,861	7,891
Loss on impairment of depreciable real estate assets	5,471	-	5,471	-
Depreciation	37,343	32,351	104,651	94,205
Total expenses	252,628	184,147	626,361	540,422
Operating income	23,843	56,408	132,233	144,859
Interest and other expense, net	(10,156)	(9,302)	(28,519)	(24,265)
Gain on sale of real estate	-	-	-	15,358
Income before income taxes	13,687	47,106	103,714	135,952
Income tax benefit (expense)	7	(138)	(616)	(872)
Net income	$ 13,694	$ 46,968	$ 103,098	$ 135,080
Other comprehensive income (loss):				
Unrealized gain (loss) on interest rate derivatives	4,261	(5,978)	(7,934)	(6,437)
Cash flow hedge losses reclassified to earnings	-	-	-	785
Comprehensive income	$ 17,955	$ 40,990	$ 95,164	$ 129,428
Basic and diluted net income per common share	$ 0.07	$ 0.27	$ 0.57	$ 0.74
Weighted average common shares outstanding - basic and diluted	190,563	175,069	180,004	182,247

Note: The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015

(Unaudited) (in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2016	2015	2016	2015
Net income	$ 13,694	$ 46,968	$ 103,098	$ 135,080
Depreciation	37,343	32,351	104,651	94,205
Amortization of favorable and unfavorable leases, net	132	133	513	2,289
Interest and other expense, net	10,156	9,302	28,519	24,265
Income tax (benefit) expense	(7)	138	616	872
EBITDA	61,318	88,892	237,397	256,711
Transaction costs	36,452	842	37,861	7,891
Gain on sale of real estate	-	-	-	(15,358)
Loss on impairment of depreciable real estate assets	5,471	-	5,471	-
Non-cash straight-line ground lease expense	843	829	2,479	2,528
Adjusted EBITDA	$ 104,084	$ 90,563	$ 283,208	$ 251,772
General and administrative expense	2,623	5,175	12,511	14,421
Adjusted Hotel EBITDA	$ 106,707	$ 95,738	$ 295,719	$ 266,193

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME TO FFO AND MFFO FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2016 AND 2015

(Unaudited) (in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2016	2015	2016	2015
Net income	$ 13,694	$ 46,968	$ 103,098	$ 135,080
Depreciation of real estate owned	37,114	32,121	103,962	93,516
Gain on sale of real estate	-	-	-	(15,358)
Loss on impairment of depreciable real estate assets	5,471	-	5,471	-
Amortization of favorable and unfavorable leases, net	132	133	513	2,289
Funds from operations	56,411	79,222	213,044	215,527
Transaction costs	36,452	842	37,861	7,891
Non-cash straight-line ground lease expense	843	829	2,479	2,528
Modified funds from operations	$ 93,706	$ 80,893	$ 253,384	$ 225,946

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended September 30, 2016	Three Months Ended September 30, 2015	% Change	Nine Months Ended September 30, 2016	Nine Months Ended September 30, 2015	% Change
Room revenue	$ 300,968	$ 291,846	3.1%	$ 875,376	$ 834,889	4.8%
Other revenue	24,908	24,224	2.8%	74,386	75,636	(1.7%)
Total revenue	325,876	316,070	3.1%	949,762	910,525	4.3%
Total operating expenses	200,184	189,775	5.5%	578,491	553,455	4.5%
Adjusted Hotel EBITDA	$ 125,692	$ 126,295	(0.5%)	$ 371,271	$ 357,070	4.0%
Adjusted Hotel EBITDA Margin %	38.6%	40.0%	(140 bps)	39.1%	39.2%	(10 bps)
ADR (Comparable Hotels)	$ 134.75	$ 132.51	1.7%	$ 134.90	$ 130.78	3.2%
Occupancy (Comparable Hotels)	80.1%	80.3%	(0.2%)	78.5%	78.7%	(0.3%)
RevPAR (Comparable Hotels)	$ 107.97	$ 106.37	1.5%	$ 105.96	$ 102.86	3.0%
ADR (Actual)	$ 136.04	$ 133.18	2.1%	$ 135.88	$ 130.12	4.4%
Occupancy (Actual)	80.2%	80.5%	(0.4%)	78.9%	78.6%	0.4%
RevPAR (Actual)	$ 109.07	$ 107.19	1.8%	$ 107.18	$ 102.23	4.8%

Reconciliation to Actual Results

	Three Months 2016	Three Months 2015	Nine Months 2016	Nine Months 2015
Total Revenue (Actual)	$ 276,471	$ 240,555	$ 758,594	$ 685,281
Revenue from acquisitions prior to ownership	49,452	75,548	191,165	230,811
Revenue from dispositions	-	-	-	(7,359)
Lease revenue intangible amortization	(47)	(33)	3	1,792
Comparable Hotels Total Revenue	$ 325,876	$ 316,070	$ 949,762	$ 910,525
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 106,707	$ 95,738	$ 295,719	$ 266,193
AHEBITDA from acquisitions prior to ownership	18,985	30,557	75,552	92,900
AHEBITDA from dispositions	-	-	-	(2,023)
Comparable Hotels AHEBITDA	$ 125,692	$ 126,295	$ 371,271	$ 357,070

Note: Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS QUARTERLY OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended							
	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	3/31/2016	6/30/2016	9/30/2016
Room revenue	$ 232,610	$ 253,014	$ 290,029	$ 291,846	$ 250,259	$ 266,598	$ 307,810	$ 300,968
Other revenue	24,067	25,598	25,814	24,224	25,540	23,465	26,013	24,908
Total revenue	256,677	278,612	315,843	316,070	275,799	290,063	333,823	325,876
Total operating expenses	166,168	176,011	187,669	189,775	178,184	182,131	196,176	200,184
Adjusted Hotel EBITDA	$ 90,509	$ 102,601	$ 128,174	$ 126,295	$ 97,615	$ 107,932	$ 137,647	$ 125,692
Adjusted Hotel EBITDA Margin %	35.3%	36.8%	40.6%	40.0%	35.4%	37.2%	41.2%	38.6%
ADR (Comparable Hotels)	$ 121.51	$ 128.06	$ 131.47	$ 132.51	$ 126.67	$ 132.67	$ 137.05	$ 134.75
Occupancy (Comparable Hotels)	70.6%	74.0%	81.7%	80.3%	71.6%	73.6%	81.9%	80.1%
RevPAR (Comparable Hotels)	$ 85.82	$ 94.70	$ 107.36	$ 106.37	$ 90.73	$ 97.60	$ 112.23	$ 107.97
ADR (Actual)	$ 119.30	$ 125.49	$ 131.33	$ 133.18	$ 127.04	$ 133.16	$ 138.16	$ 136.04
Occupancy (Actual)	70.7%	73.6%	81.8%	80.5%	71.9%	74.1%	82.2%	80.2%
RevPAR (Actual)	$ 84.29	$ 92.30	$ 107.43	$ 107.19	$ 91.36	$ 98.66	$ 113.59	$ 109.07
Reconciliation to Actual Results								
Total Revenue (Actual)	$ 202,323	$ 210,352	$ 234,374	$ 240,555	$ 213,033	$ 224,487	$ 257,636	$ 276,471
Revenue from acquisitions prior to ownership	66,178	73,529	81,734	75,548	62,799	65,479	76,234	49,452
Revenue from dispositions	(11,966)	(7,127)	(232)	-	-	-	-	-
Lease revenue intangible amortization	142	1,858	(33)	(33)	(33)	97	(47)	(47)
Comparable Hotels Total Revenue	$ 256,677	$ 278,612	$ 315,843	$ 316,070	$ 275,799	$ 290,063	$ 333,823	$ 325,876
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 71,073	$ 76,650	$ 93,805	$ 95,738	$ 74,790	$ 83,438	$ 105,574	$ 106,707
AHEBITDA from acquisitions prior to ownership	23,408	28,008	34,335	30,557	22,825	24,494	32,073	18,985
AHEBITDA from dispositions	(3,972)	(2,057)	34	-	-	-	-	-
Comparable Hotels AHEBITDA	$ 90,509	$ 102,601	$ 128,174	$ 126,295	$ 97,615	$ 107,932	$ 137,647	$ 125,692

Note: Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Reconciliation of Net Income to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
OPERATING STATISTICS SUMMARY DATA
(Unaudited)

	Three Months Ended September 30,					Nine Months Ended September 30,				
	2016		2015		% Change	2016		2015		% Change
ADR (Actual)	$	136.04	$	133.18	2.1%	$	135.88	$	130.12	4.4%
Occupancy (Actual)		80.2%		80.5%	(0.4%)		78.9%		78.6%	0.4%
RevPAR (Actual)	$	109.07	$	107.19	1.8%	$	107.18	$	102.23	4.8%
ADR (Comparable Hotels)	$	134.75	$	132.51	1.7%	$	134.90	$	130.78	3.2%
Occupancy (Comparable Hotels)		80.1%		80.3%	(0.2%)		78.5%		78.7%	(0.3%)
RevPAR (Comparable Hotels)	$	107.97	$	106.37	1.5%	$	105.96	$	102.86	3.0%
ADR (AHR Only Comparable Hotels)	$	136.50	$	133.91	1.9%	$	136.04	$	131.32	3.6%
Occupancy (AHR Only Comparable Hotels)		80.4%		80.6%	(0.2%)		78.9%		79.0%	(0.1%)
RevPAR (AHR Only Comparable Hotels)	$	109.76	$	107.93	1.7%	$	107.35	$	103.70	3.5%
ADR (Apple Ten Only Comparable Hotels)	$	129.06	$	127.78	1.0%	$	131.17	$	128.96	1.7%
Occupancy (Apple Ten Only Comparable Hotels)		79.2%		79.2%	-		77.4%		77.6%	(0.3%)
RevPAR (Apple Ten Only Comparable Hotels)	$	102.25	$	101.16	1.1%	$	101.48	$	100.08	1.4%

Note: Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016.

AHR Only Comparable Hotels is defined as the 180 hotels owned by the Company as of September 30, 2016, excluding the 56 hotels acquired on September 1, 2016 in the merger with Apple REIT Ten, Inc.

Apple Ten Only Comparable Hotels is defined as the 56 hotels owned by Apple REIT Ten, Inc. and acquired by the Company on September 1, 2016.

Comparable Hotels includes results of hotels for periods prior to the noted entity's ownership, and excludes results for dispositions. Results included for periods prior to the noted entity's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED SEPTEMBER 30
(Unaudited)

Region/State	# of Hotels	Occupancy Q3 2016	Occupancy Q3 2015	Occupancy % Change	Average Daily Rate Q3 2016	Average Daily Rate Q3 2015	Average Daily Rate % Change	RevPAR Q3 2016	RevPAR Q3 2015	RevPAR % Change	% of Adjusted Hotel EBITDA Q3 2016
East North Central											
Illinois	8	82.6%	84.8%	(2.7)%	$132.40	$135.65	(2.4)%	$109.35	$115.10	(5.0)%	4.4%
Indiana	4	82.9%	84.2%	(1.6)%	$139.41	$135.38	3.0%	$115.60	$114.03	1.4%	2.0%
Michigan	1	80.4%	82.9%	(3.0)%	$135.46	$130.26	4.0%	$108.98	$108.00	0.9%	0.5%
Ohio	2	78.7%	79.1%	(0.5)%	$134.72	$132.32	1.8%	$105.98	$104.61	1.3%	0.9%
East North Central Total	15	82.1%	83.9%	(2.1)%	$134.31	$134.85	(0.4)%	$110.26	$113.13	(2.5)%	7.8%
East South Central											
Alabama	13	75.9%	75.4%	0.7%	$109.81	$107.59	2.1%	$83.37	$81.16	2.7%	2.9%
Mississippi	2	69.5%	78.2%	(11.2)%	$110.36	$111.36	(0.9)%	$76.67	$87.08	(11.9)%	0.3%
Tennessee	12	83.9%	85.9%	(2.3)%	$143.48	$138.55	3.6%	$120.37	$119.02	1.1%	5.9%
East South Central Total	27	79.5%	80.8%	(1.6)%	$127.38	$124.07	2.7%	$101.23	$100.21	1.0%	9.1%
Middle Atlantic											
New Jersey	5	84.6%	85.7%	(1.3)%	$140.52	$135.86	3.4%	$118.87	$116.48	2.1%	2.2%
New York	4	87.5%	87.7%	(0.2)%	$201.02	$211.31	(4.9)%	$175.97	$185.30	(5.0)%	1.3%
Pennsylvania	3	76.1%	76.2%	(0.2)%	$149.69	$144.23	3.8%	$113.86	$109.88	3.6%	1.5%
Middle Atlantic Total	12	83.5%	84.0%	(0.6)%	$164.81	$165.30	(0.3)%	$137.61	$138.92	(0.9)%	5.0%
Mountain											
Arizona	11	66.5%	59.8%	11.3%	$90.13	$87.09	3.5%	$59.95	$52.04	15.2%	1.4%
Colorado	4	90.5%	90.7%	(0.3)%	$161.13	$155.95	3.3%	$145.82	$141.51	3.1%	3.2%
Idaho	2	86.6%	84.9%	1.9%	$125.42	$121.95	2.8%	$108.57	$103.55	4.8%	1.6%
Utah	2	85.6%	88.8%	(3.6)%	$119.51	$110.31	8.3%	$102.30	$97.91	4.5%	0.8%
Mountain Total	19	76.6%	73.0%	4.8%	$117.29	$114.25	2.7%	$89.80	$83.44	7.6%	7.0%
New England											
Massachusetts	4	85.6%	86.8%	(1.4)%	$133.04	$130.02	2.3%	$113.94	$112.90	0.9%	1.7%
New England Total	4	85.6%	86.8%	(1.4)%	$133.04	$130.02	2.3%	$113.94	$112.90	0.9%	1.7%

Note: Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. State categorization is based on STR, Inc. census region designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED SEPTEMBER 30
(Unaudited)

Region/State	# of Hotels	Occupancy Q3 2016	Occupancy Q3 2015	Occupancy % Change	Average Daily Rate Q3 2016	Average Daily Rate Q3 2015	Average Daily Rate % Change	RevPAR Q3 2016	RevPAR Q3 2015	RevPAR % Change	% of Adjusted Hotel EBITDA Q3 2016
Pacific											
Alaska	1	92.6%	91.5%	1.2%	$260.04	$267.17	(2.7)%	$240.80	$244.46	(1.5)%	1.5%
California	27	87.5%	86.2%	1.6%	$161.44	$153.02	5.5%	$141.34	$131.86	7.2%	18.6%
Washington	4	90.4%	91.1%	(0.8)%	$217.43	$210.07	3.5%	$196.47	$191.34	2.7%	4.9%
Pacific Total	32	88.1%	87.0%	1.2%	$172.89	$165.47	4.5%	$152.33	$144.01	5.8%	25.0%
South Atlantic											
Florida	23	81.1%	81.0%	0.1%	$113.15	$111.73	1.3%	$91.77	$90.55	1.3%	6.7%
Georgia	6	71.8%	72.8%	(1.3)%	$109.90	$102.54	7.2%	$78.96	$74.67	5.7%	1.3%
Maryland	2	80.7%	76.9%	5.0%	$127.87	$128.54	(0.5)%	$103.23	$98.84	4.4%	0.7%
North Carolina	12	78.2%	81.2%	(3.6)%	$118.15	$117.97	0.1%	$92.45	$95.80	(3.5)%	3.8%
South Carolina	5	82.6%	81.8%	1.0%	$116.80	$113.93	2.5%	$96.52	$93.23	3.5%	1.6%
Virginia	16	77.5%	75.6%	2.6%	$145.13	$143.08	1.4%	$112.53	$108.15	4.0%	9.9%
South Atlantic Total	64	78.9%	78.7%	0.3%	$124.47	$122.93	1.3%	$98.22	$96.75	1.5%	24.0%
West North Central											
Iowa	3	82.1%	81.2%	1.1%	$115.99	$115.92	0.1%	$95.23	$94.12	1.2%	0.9%
Kansas	4	74.2%	78.0%	(4.9)%	$108.38	$108.44	(0.1)%	$80.42	$84.59	(4.9)%	0.7%
Minnesota	2	79.5%	77.5%	2.7%	$121.68	$119.64	1.7%	$96.78	$92.69	4.4%	0.6%
Missouri	4	85.0%	85.6%	(0.7)%	$140.86	$139.31	1.1%	$119.70	$119.20	0.4%	2.0%
Nebraska	4	82.1%	79.0%	3.9%	$132.01	$126.52	4.3%	$108.36	$99.95	8.4%	2.2%
West North Central Total	17	81.0%	80.6%	0.4%	$126.64	$124.26	1.9%	$102.54	$100.17	2.4%	6.4%
West South Central											
Arkansas	4	75.9%	77.2%	(1.6)%	$119.60	$120.38	(0.6)%	$90.82	$92.87	(2.2)%	1.2%
Louisiana	4	75.0%	74.9%	0.1%	$119.86	$114.22	4.9%	$89.84	$85.52	5.1%	1.3%
Oklahoma	4	81.1%	80.7%	0.5%	$136.95	$140.78	(2.7)%	$111.10	$113.59	(2.2)%	2.0%
Texas	34	74.0%	76.9%	(3.8)%	$118.46	$119.64	(1.0)%	$87.70	$92.04	(4.7)%	9.5%
West South Central Total	46	74.9%	77.1%	(2.8)%	$120.60	$121.32	(0.6)%	$90.38	$93.55	(3.4)%	14.0%
Total Portfolio	236	80.1%	80.3%	(0.2)%	$134.75	$132.51	1.7%	$107.97	$106.37	1.5%	100.0%

Note: Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. State categorization is based on STR, Inc. census region designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION NINE MONTHS ENDED SEPTEMBER 30
(Unaudited)

Region/State	# of Hotels	Occupancy YTD 2016	Occupancy YTD 2015	Occupancy % Change	Average Daily Rate YTD 2016	Average Daily Rate YTD 2015	Average Daily Rate % Change	RevPAR YTD 2016	RevPAR YTD 2015	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2016
East North Central											
Illinois	8	74.7%	78.3%	(4.6)%	$129.28	$130.15	(0.7)%	$96.59	$101.91	(5.2)%	3.7%
Indiana	4	77.5%	77.5%	(0.1)%	$130.19	$125.20	4.0%	$100.86	$97.05	3.9%	1.6%
Michigan	1	76.8%	77.7%	(1.1)%	$137.14	$126.82	8.1%	$105.37	$98.50	7.0%	0.5%
Ohio	2	72.8%	73.0%	(0.3)%	$127.65	$127.09	0.4%	$92.91	$92.78	0.1%	0.7%
East North Central Total	15	75.2%	77.5%	(2.9)%	$129.82	$128.47	1.0%	$97.64	$99.51	(1.9)%	6.5%
East South Central											
Alabama	13	75.8%	75.5%	0.4%	$109.62	$107.04	2.4%	$83.07	$80.83	2.8%	3.0%
Mississippi	2	70.1%	79.4%	(11.7)%	$109.92	$108.97	0.9%	$77.04	$86.52	(11.0)%	0.4%
Tennessee	12	81.9%	83.2%	(1.5)%	$144.19	$139.10	3.7%	$118.14	$115.73	2.1%	5.8%
East South Central Total	27	78.5%	79.5%	(1.3)%	$127.46	$123.71	3.0%	$100.02	$98.40	1.6%	9.2%
Middle Atlantic											
New Jersey	5	79.0%	78.7%	0.4%	$138.62	$133.71	3.7%	$109.57	$105.28	4.1%	1.9%
New York	4	83.0%	81.1%	2.3%	$194.31	$197.37	(1.6)%	$161.23	$160.10	0.7%	1.0%
Pennsylvania	3	68.3%	70.2%	(2.7)%	$149.57	$143.33	4.4%	$102.11	$100.57	1.5%	1.2%
Middle Atlantic Total	12	77.7%	77.4%	0.4%	$161.82	$159.21	1.6%	$125.79	$123.28	2.0%	4.1%
Mountain											
Arizona	11	75.3%	69.6%	8.1%	$113.94	$113.50	0.4%	$85.77	$79.01	8.6%	3.7%
Colorado	4	81.4%	82.5%	(1.4)%	$150.54	$148.73	1.2%	$122.57	$122.75	(0.2)%	2.5%
Idaho	2	82.3%	77.6%	6.1%	$125.49	$115.48	8.7%	$103.33	$89.63	15.3%	1.5%
Utah	2	76.2%	79.8%	(4.4)%	$112.58	$105.83	6.4%	$85.83	$84.43	1.7%	0.6%
Mountain Total	19	77.8%	74.6%	4.3%	$123.84	$121.30	2.1%	$96.31	$90.46	6.5%	8.3%
New England											
Massachusetts	4	80.3%	79.4%	1.2%	$130.72	$125.47	4.2%	$105.03	$99.63	5.4%	1.5%
New England Total	4	80.3%	79.4%	1.2%	$130.72	$125.47	4.2%	$105.03	$99.63	5.4%	1.5%

Note: Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. State categorization is based on STR, Inc. census region designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY REGION NINE MONTHS ENDED SEPTEMBER 30
(Unaudited)

Region/State	# of Hotels	Occupancy YTD 2016	Occupancy YTD 2015	Occupancy % Change	Average Daily Rate YTD 2016	Average Daily Rate YTD 2015	Average Daily Rate % Change	RevPAR YTD 2016	RevPAR YTD 2015	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2016
Pacific											
Alaska	1	82.0%	87.4%	(6.2)%	$216.65	$218.35	(0.8)%	$177.55	$190.85	(7.0)%	1.0%
California	27	85.7%	83.8%	2.3%	$158.95	$144.79	9.8%	$136.19	$121.27	12.3%	18.4%
Washington	4	83.5%	87.2%	(4.2)%	$186.65	$180.18	3.6%	$155.86	$157.12	(0.8)%	3.6%
Pacific Total	32	85.3%	84.4%	1.0%	$164.60	$152.66	7.8%	$140.33	$128.80	8.9%	23.0%
South Atlantic											
Florida	23	83.7%	84.6%	(1.1)%	$129.99	$127.73	1.8%	$108.83	$108.12	0.7%	9.5%
Georgia	6	72.6%	75.7%	(4.1)%	$109.85	$104.24	5.4%	$79.70	$78.90	1.0%	1.2%
Maryland	2	76.2%	70.3%	8.4%	$131.68	$128.35	2.6%	$100.32	$90.24	11.2%	0.7%
North Carolina	12	77.5%	77.7%	(0.2)%	$114.58	$113.26	1.2%	$88.85	$88.04	0.9%	3.8%
South Carolina	5	82.0%	80.4%	2.0%	$117.54	$113.03	4.0%	$96.40	$90.87	6.1%	1.6%
Virginia	16	74.0%	72.9%	1.6%	$137.22	$133.13	3.1%	$101.54	$96.99	4.7%	8.5%
South Atlantic Total	64	78.5%	78.3%	0.2%	$127.66	$124.60	2.5%	$100.19	$97.59	2.7%	25.3%
West North Central											
Iowa	3	75.9%	75.6%	0.4%	$115.44	$114.04	1.2%	$87.58	$86.21	1.6%	0.8%
Kansas	4	69.4%	75.0%	(7.4)%	$108.40	$106.22	2.1%	$75.27	$79.62	(5.5)%	0.6%
Minnesota	2	75.3%	72.1%	4.4%	$119.15	$117.13	1.7%	$89.71	$84.43	6.2%	0.5%
Missouri	4	79.1%	81.5%	(3.0)%	$135.97	$135.03	0.7%	$107.50	$110.07	(2.3)%	1.8%
Nebraska	4	77.9%	76.5%	1.8%	$142.16	$135.41	5.0%	$110.72	$103.62	6.9%	2.3%
West North Central Total	17	75.9%	76.8%	(1.2)%	$128.02	$124.74	2.6%	$97.21	$95.86	1.4%	6.0%
West South Central											
Arkansas	4	70.8%	71.5%	(1.0)%	$117.29	$116.46	0.7%	$83.06	$83.31	(0.3)%	1.1%
Louisiana	4	75.4%	79.0%	(4.5)%	$129.89	$127.37	2.0%	$97.97	$100.66	(2.7)%	1.7%
Oklahoma	4	80.4%	78.9%	1.9%	$138.18	$136.96	0.9%	$111.03	$108.02	2.8%	2.0%
Texas	34	76.0%	77.7%	(2.1)%	$123.16	$122.80	0.3%	$93.66	$95.42	(1.8)%	11.3%
West South Central Total	46	76.0%	77.5%	(1.9)%	$124.93	$124.21	0.6%	$94.98	$96.26	(1.3)%	16.1%
Total Portfolio	236	78.5%	78.7%	(0.3)%	$134.90	$130.78	3.2%	$105.96	$102.86	3.0%	100.0%

Note: Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. State categorization is based on STR, Inc. census region designation.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE THREE MONTHS ENDED SEPTEMBER 30
(Unaudited)

Chain Scale/Brand		Occupancy			Average Daily Rate			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2016	Q3 2015	% Change	Q3 2016	Q3 2015	% Change	Q3 2016	Q3 2015	% Change	Q3 2016
Upscale											
Courtyard	39	76.0%	76.1%	(0.2)%	$146.48	$144.36	1.5%	$111.28	$109.85	1.3%	20.5%
Hilton Garden Inn	41	80.9%	81.0%	(0.2)%	$132.26	$130.52	1.3%	$106.95	$105.70	1.2%	18.9%
Homewood Suites	34	83.3%	84.6%	(1.6)%	$130.80	$127.20	2.8%	$108.94	$107.66	1.2%	11.8%
Residence Inn	32	83.3%	83.9%	(0.7)%	$150.86	$148.08	1.9%	$125.69	$124.25	1.2%	16.1%
SpringHill Suites	17	82.5%	80.0%	3.0%	$118.40	$111.21	6.5%	$97.63	$88.99	9.7%	6.7%
Upscale Total	163	80.7%	80.8%	(0.2)%	$137.30	$134.47	2.1%	$110.75	$108.64	1.9%	74.0%
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	80.1%	79.8%	0.4%	$116.24	$112.03	3.8%	$93.07	$89.37	4.1%	3.5%
Hampton Inn/Hampton Inn & Suites	36	81.2%	81.7%	(0.7)%	$126.43	$125.14	1.0%	$102.64	$102.29	0.3%	13.0%
Home2 Suites	6	82.6%	86.5%	(4.5)%	$123.65	$117.40	5.3%	$102.14	$101.55	0.6%	2.4%
TownePlace Suites	12	76.5%	76.4%	0.1%	$100.34	$96.33	4.2%	$76.80	$73.64	4.3%	2.7%
Upper Midscale Total	65	80.4%	80.9%	(0.6)%	$120.52	$117.76	2.3%	$96.88	$95.24	1.7%	21.6%
Upper Upscale											
Embassy Suites	2	88.2%	81.6%	8.1%	$198.80	$208.08	(4.5)%	$175.36	$169.83	3.3%	1.8%
Hilton	1	77.6%	72.4%	7.2%	$164.10	$164.89	(0.5)%	$127.37	$119.35	6.7%	0.8%
Marriott	4	65.1%	66.6%	(2.2)%	$130.86	$133.70	(2.1)%	$85.25	$89.08	(4.3)%	2.2%
Renaissance	1	91.5%	89.6%	2.1%	$262.08	$289.53	(9.5)%	$239.93	$259.55	(7.6)%	(0.4)%
Upper Upscale Total	8	73.3%	72.3%	1.4%	$166.24	$172.15	(3.4)%	$121.83	$124.42	(2.1)%	4.4%
Total Portfolio	236	80.1%	80.3%	(0.2)%	$134.75	$132.51	1.7%	$107.97	$106.37	1.5%	100.0%

Note: Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Brand categorization is based on STR, Inc. chain scale designation.

APPLE HOSPITALITY REIT, INC. COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE NINE MONTHS ENDED SEPTEMBER 30
(Unaudited)

Chain Scale/Brand	# of Hotels	Occupancy YTD 2016	Occupancy YTD 2015	Occupancy % Change	Average Daily Rate YTD 2016	Average Daily Rate YTD 2015	Average Daily Rate % Change	RevPAR YTD 2016	RevPAR YTD 2015	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2016
Upscale											
Courtyard	39	75.0%	74.5%	0.6%	$143.55	$138.59	3.6%	$107.61	$103.25	4.2%	19.9%
Hilton Garden Inn	41	78.4%	79.2%	(1.0)%	$133.47	$130.67	2.1%	$104.66	$103.47	1.2%	19.0%
Homewood Suites	34	82.7%	82.6%	0.1%	$135.79	$130.85	3.8%	$112.25	$108.08	3.9%	12.7%
Residence Inn	32	81.4%	82.5%	(1.3)%	$146.13	$140.89	3.7%	$119.00	$116.21	2.4%	15.3%
SpringHill Suites	17	78.8%	77.2%	2.1%	$119.71	$108.90	9.9%	$94.36	$84.08	12.2%	6.6%
Upscale Total	163	78.9%	79.0%	(0.1)%	$137.22	$132.36	3.7%	$108.24	$104.52	3.6%	73.5%
Upper Midscale											
Fairfield Inn/Fairfield Inn & Suites	11	79.3%	78.9%	0.6%	$117.94	$112.80	4.6%	$93.58	$88.99	5.2%	3.6%
Hampton Inn/Hampton Inn & Suites	36	79.0%	79.5%	(0.7)%	$128.65	$126.01	2.1%	$101.58	$100.20	1.4%	13.4%
Home2 Suites	6	84.6%	83.8%	0.9%	$122.66	$117.65	4.3%	$103.75	$98.59	5.2%	2.2%
TownePlace Suites	12	77.1%	76.6%	0.6%	$101.02	$97.14	4.0%	$77.86	$74.40	4.6%	2.9%
Upper Midscale Total	65	79.2%	79.2%	(0.1)%	$122.00	$118.44	3.0%	$96.58	$93.85	2.9%	22.1%
Upper Upscale											
Embassy Suites	2	83.5%	84.6%	(1.4)%	$180.14	$179.95	0.1%	$150.34	$152.28	(1.3)%	1.4%
Hilton	1	79.4%	76.9%	3.2%	$169.25	$165.84	2.1%	$134.41	$127.60	5.3%	0.9%
Marriott	4	65.7%	66.8%	(1.6)%	$134.47	$134.98	(0.4)%	$88.37	$90.19	(2.0)%	2.6%
Renaissance	1	86.2%	85.5%	0.7%	$253.64	$263.67	(3.8)%	$218.60	$225.55	(3.1)%	(0.5)%
Upper Upscale Total	8	72.5%	73.0%	(0.7)%	$162.95	$163.73	(0.5)%	$118.11	$119.50	(1.2)%	4.4%
Total Portfolio	236	78.5%	78.7%	(0.3)%	$134.90	$130.78	3.2%	$105.96	$102.86	3.0%	100.0%

Note: Comparable Hotels is defined as the 236 hotels owned by the Company as of September 30, 2016. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. Brand categorization is based on STR, Inc. chain scale designation.

APPLE HOSPITALITY REIT

MANAGEMENT COMPANIES

TOP 11 APPLE HOSPITALITY OPERATORS AS OF SEPTEMBER 30, 2016

Rank	Company Name	Total # of Properties[1]	% of Apple Hospitality Portfolio[2]	Apple Hospitality's % of Operator's Portfolio[2]
1	LBA	39	17%	62%
2	White Lodging	29	12%	17%
3	Dimension	24	10%	43%
4	McKibbon	18	8%	21%
5	Western	17	7%	45%
6	Marriott	14	6%	2%
7	Raymond	14	6%	41%
8	Crestline	9	4%	8%
9	Newport	9	4%	23%
10	North Central	9	4%	32%
11	Vista Host	9	4%	32%

100% of Apple Hospitality's portfolio operated by 3rd party property managers

93% independent of brand management[2]

22 operating companies provide a platform for comparative analytics and shared best practices

23% of operators' portfolios represented by Apple Hospitality on average, excluding brands[2]

Scale within our management companies' portfolios provides for substantial influence

(1) Number of properties managed for Apple Hospitality.
(2) Calculated based on number of hotels.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income, cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income excluding interest, income taxes and depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction costs, gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company's hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance, and is used by management to measure the performance of the Company's hotels and effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition, even though FFO does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for certain additional items that are not in NAREIT's definition of FFO, including: (i) the exclusion of transaction costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

Comparable Hotels

Comparable Hotels is defined as the hotels owned by the Company as of the date referenced. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel at the time of acquisition and have not been audited or adjusted.

Common Shares

On May 18, 2015, the Company implemented a 50% reverse share split which is reflected in share or per share amounts in this presentation. On September 1, 2016, the Company issued approximately 49 million common shares in conjunction with the Apple REIT Ten merger.

APPLE HOSPITALITY REIT

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton Inn by Hilton®," "Hampton Inn & Suites by Hilton®," "Hilton®," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to "Hilton®" mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

APPLE HOSPITALITY REIT

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com